UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         APRIL 20, 2007 (APRIL 17, 2007)
                Date of Report (Date of earliest event reported)

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  001-16133                     06-1245881
(State or other jurisdiction  (Commission File No.)             (IRS Employer
     of incorporation)                                       Identification No.)

                               1100 SUMMER STREET
                               STAMFORD, CT 06905

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (203) 323-8668


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        On April 17, 2007, Delcath Systems, Inc. (the "Company") announced the resignations on that date of two members of its Board of Directors, Mark A. Corigliano and Daniel L. Isdaner, effective immediately. The resignation letters submitted by Messrs. Corigliano and Isdaner did not reference any disagreement with the Company on any matter relating to the Company's operations, policies and practices.

        A copy of the press release  announcing the  resignations is attached as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits


99.1 Press Release entitled "Delcath Systems Announces Board Resignations," dated April 17, 2007.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


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Dated: April 20, 2007                         DELCATH SYSTEMS, INC.
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                                        By:   /s/ Richard L. Taney
                                              ------------------------------
                                              Name:  Richard L. Taney
                                              Title: Chief Executive Officer

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


                                  EXHIBIT INDEX


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EXHIBIT         DESCRIPTION
NUMBER
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        99.1    Press  Release  entitled   "Delcath   Systems   Announces  Board
                Resignations," dated April 17, 2007.

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